UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-05502

Comstock Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:     1-800-422-3554

Date of fiscal year end:   April 30

Date of reporting period:   April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Comstock Capital Value Fund

Annual Report — April 30, 2013

To Our Shareholders,

Enclosed are the audited financial statements and the schedule of investments as of April 30, 2013 with a description of factors that affected the Fund’s performance during the past year. In addition to the Performance Discussion below that outlines the relevant market conditions and investment strategies used by the portfolio managers, we also sent you further general comments from the portfolio managers regarding the Comstock Capital Value Fund. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.

Performance Discussion (Unaudited)

For the year ended April 30, 2013, the net asset value (“NAV”) per Class A Share of the Comstock Capital Value Fund decreased 18.0% compared with the increase of 16.9% for the Standard & Poor’s (“S&P”) 500 Index. See page 2 for additional performance information.

Our results over the past year were a consequence of the portfolio managers’ bearish stance on several key economic factors, including large amounts of personal debt accumulated during the housing boom, a weak rise in real consumer spending, and mediocre employment reports. The sequestration of federal payments and tepid increases in income further strengthened their bearish stance. Although the Fed has so far been able to support stock prices with easy monetary policy, it has failed to elevate the economy to a point where growth is self sustaining.

The Fund’s negative returns over the past year were a reflection of its bearish asset allocation strategy, primarily due to derivative investments in long options purchased on equity indices, short positions in stock index futures and individual stocks, and a net investment loss occasioned mostly by dividends and fees on short stock positions, and artificially low interest rates on short term investments. On average, the Fund was effectively 100% short, although at various times it was slightly above or below that level, depending on short term conditions. Toward the end of the fiscal year, being short as the major market indices reached record highs contributed greatly to the overall negative performance.

Sincerely yours,

Bruce N. Alpert Executive Vice President Comstock Funds, Inc.

June 18, 2013

Comparative Results

Average Annual Returns through April 30, 2013† (Unaudited)
	1 Year	5 Year	10 Year	Since April 28, 1987(a)	Since Inception (10/10/85)
Class A (DRCVX)
Without sales charge	(18.00)%	(10.78)%	(10.89)%	(4.50)%	(2.63)%
With sales charge (b)	(22.72)	(11.83)	(11.41)	(4.72)	(2.84)
Class AAA (COMVX)††	(18.00)	(10.78)	(10.89)	(4.50)	(2.63)
Class C (CPCCX)††
Without contingent deferred sales charge	(18.52)	(11.45)	(11.58)	(5.05)	(3.17)
With contingent deferred sales charge (c)	(19.36)	(11.45)	(11.58)	(5.05)	(3.17)
Class R (CPCRX)††	(17.88)	(10.61)	(10.69)	(4.33)	(2.48)
S&P 500 Index	16.89	5.21	7.88	9.26(d)	10.75(e)

In the current prospectus dated August 28, 2012, the expense ratios for Comstock Capital Value Fund Class AAA, A, C, and R Shares are 2.33%, 2.33%, 3.08%, and 2.08%, respectivley. Class AAA and Class R Shares have no sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively. See page 9 for the expense ratios for the year ended April 30, 2013.

(a)    On April 28, 1987, Comstock Partners, Inc., the Comstock Capital Value Fund’s previous investment adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

(b)    Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)    Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)    Since April 30, 1987, the date closest to the Fund’s inception date for which data is available.

(e)    Since September 30, 1985, the date closest to the Fund’s inception date for which data is available.

†      Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Comstock Capital Value Fund utilizes short selling and derivatives. Short selling of securities and use of derivatives pose special risks and may not be suitable for certain investors. Short selling is a sale of a borrowed security and losses are realized if the price of the security increases between the date the security is sold and the date the Fund replaces it. Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

††  The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on December 8, 2008, Class C Shares and Class R Shares on August 22, 1995. The actual performance of the Class AAA Shares, Class C Shares, and Class R Shares would have been higher due to the sales charge associated with the Class A Shares.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

COMSTOCK CAPITAL VALUE FUND (CLASS A SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Comstock Capital Value Fund Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from November 1, 2012 through April 30, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended April 30, 2013.

	Beginning Account Value 11/01/12	Ending Account Value 04/30/13	Annualized Expense Ratio	Expenses Paid During Period*
Comstock Capital Value Fund
Actual Fund Return
Class AAA	$1,000.00	$ 860.10	2.95%	$13.61
Class A	$1,000.00	$ 860.10	2.94%	$13.56
Class C	$1,000.00	$ 852.70	3.68%	$16.90
Class R	$1,000.00	$ 855.20	2.68%	$12.33
Hypothetical 5% Return
Class AAA	$1,000.00	$1,010.17	2.95%	$14.70
Class A	$1,000.00	$1,010.22	2.94%	$14.65
Class C	$1,000.00	$1,006.55	3.68%	$18.31
Class R	$1,000.00	$1,011.50	2.68%	$13.37
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of April 30, 2013:

Comstock Capital Value Fund

Long Positions	Percent
U.S. Government Obligations	97.4
Put Options Purchased	0.7
Other Assets and Liabilities (Net)	41.3

Short Positions
Retail	(7.7)
Agriculture	(6.7)
Metals and Mining	(5.7)
Diversified Industrial	(3.4)
Energy and Utilities	(2.4)
Automotive: Parts and Accessories	(2.2)
Futures Contracts	(1.8)
Transportation	(1.8)
Financial Services	(1.7)
Electronics	(1.7)
Machinery	(1.6)
Automotive	(1.6)
Computer Software and Services	(1.1)

100.0

The Comstock Capital Value Fund (the “Fund”) files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Comstock Capital Value Fund

Schedule of Investments — April 30, 2013

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 97.4%
$72,743,000	U.S. Treasury Bills, 0.065% to 0.145%†, 05/02/13 to 10/24/13(a)	$72,725,468	$72,731,014

Number of Contracts		Expiration Date/Exercise Price
	PUT OPTIONS PURCHASED (b)†† — 0.7%
50	S&P 500 Index	Jun. 13/1250	2,750
185	S&P 500 Index	Jun. 13/1350	28,675
35	S&P 500 Index	Sep. 13/1375	39,025
70	S&P 500 Index	Sep. 13/1400	92,400
85	S&P 500 Index	Dec. 13/1400	222,700
50	S&P 500 Index	Dec. 13/1425	149,500

	TOTAL PUT OPTIONS PURCHASED (Cost $1,705,879)		535,050

	TOTAL INVESTMENTS — 98.1% (Cost $74,431,347)		73,266,064

	SECURITIES SOLD SHORT — (37.6)% (Proceeds received $30,693,531)		(28,085,052)

Number of Contracts		Expiration Date	Unrealized Depreciation
	FUTURES CONTRACTS—SHORT POSITION (c) — (1.8)%
260	NASDAQ 100 Index Futures (E-Mini)	06/21/13	(498,350)
290
	S&P 500 Index Futures (E-Mini)	06/21/13	(842,952)

	TOTAL FUTURES CONTRACTS — SHORT POSITION		(1,341,302)

			Market Value
	Other Assets and Liabilities (Net) — 41.3%		30,834,345

	NET ASSETS — 100.0%		$74,674,055

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (37.6)% Agriculture — (6.7)%
4,000	CF Industries Holdings Inc	$744,049	$746,040
65,000	Potash Corp of Saskatchewan Inc	2,649,681	2,736,500
24,800	The Mosaic Co	1,626,820	1,527,432

		5,020,550	5,009,972

	Automotive — (1.6)%
11,000	Cummins Inc	1,209,714	1,170,290

	Automotive: Parts and Accessories — (2.2)%
48,000	Johnson Controls Inc	1,588,110	1,680,480

	Computer Software and Services — (1.1)%
13,000	Citrix Systems Inc	801,032	808,210

	Diversified Industrial — (3.4)%
37,000	The Dow Chemical Co	1,157,619	1,254,670
25,000	Timken Co	1,134,910	1,314,250

		2,292,529	2,568,920

	Electronics — (1.7)%
38,000	Avnet Inc	1,080,992	1,244,500

	Energy and Utilities — (2.4)%
23,000	FMC Technologies Inc	1,101,277	1,248,900
52,000	McDermott International Inc	1,075,397	555,360

		2,176,674	1,804,260

	Financial Services — (1.7)%
45,000	Credit Suisse Group AG, ADR	1,607,247	1,295,100

	Machinery — (1.6)%
23,000	AGCO Corp	1,079,016	1,224,750

	Metals and Mining — (5.7)%
62,800	ArcelorMittal	1,580,296	784,372
26,000	BHP Billiton Ltd., ADR	1,774,796	1,747,720
39,000	United States Steel Corp	1,497,027	694,200
58,800	Vale SA, ADR.	1,652,654	1,004,892

		6,504,773	4,231,184

See accompanying notes to financial statements.

Comstock Capital Value Fund

Schedule of Investments (Continued) — April 30, 2013

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT (Continued)
	Retail — (7.7)%
31,600	Kohl’s Corp.	$1,543,451	$1,487,096
27,000	L Brands Inc.	1,171,706	1,361,070
120,000	Staples Inc.	2,212,937	1,588,800
19,000	Yum! Brands Inc.	1,214,388	1,294,280

		6,142,482	5,731,246

	Transportation — (1.8)%
17,000	Norfolk Southern Corp.	1,190,412	1,316,140

	TOTAL SECURITIES SOLD SHORT	$30,693,531	$28,085,052

(a)	At April 30, 2013, $56,658,000 of the principal amount was pledged as collateral for securities sold short and futures contracts.
(b)	At April 30, 2013, all of the put options purchased were held at Pershing LLC.
(c)	At April 30, 2013, all of the futures contracts sold were held at UBS AG.
†	Represents annualized yield at date of purchase.
††	Non-income producing security.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (cost $74,431,347)	$73,266,064
Cash	168,923
Deposit at brokers (including proceeds from securities sold short of $30,693,531)	31,285,053
Receivable for Fund shares sold	2,949,198
Prepaid expenses	39,274

Total Assets	107,708,512

Liabilities:
Securities sold short, at value	28,085,052
Payable for investments purchased	4,122,352
Payable for Fund shares redeemed	421,695
Variation margin payable	164,903
Payable for investment advisory fees	60,896
Payable for distribution fees	21,191
Payable for accounting fees	7,500
Dividends payable on securities sold short	68,154
Other accrued expenses	82,714

Total Liabilities	33,034,457

Net Assets (applicable to 61,789,004 shares outstanding)	$74,674,055

Net Assets Consist of:
Paid-in capital	$226,090,858
Net investment loss	(652,500)
Accumulated net realized loss on investments, securities sold short, and futures contracts	(150,866,197)
Net unrealized depreciation on investments	(1,165,283)
Net unrealized appreciation on securities sold short	2,608,479
Net unrealized depreciation on futures contracts	(1,341,302)

Net Assets	$74,674,055

Shares of Capital Stock, each at $0.001 par value; 125,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($3,924,385 ÷ 3,197,200 shares outstanding)	$1.23

Class A:
Net Asset Value and redemption price per share ($61,120,558 ÷ 49,872,477 shares outstanding)	$1.23

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$1.31

Class C:
Net Asset Value and offering price per share ($9,407,581 ÷ 8,540,932 shares outstanding)	$1.10 (a)

Class R:
Net Asset Value, offering, and redemption price per share ($221,531 ÷ 178,395 shares outstanding)	$1.24

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended April 30, 2013

Investment Income:
Interest	$121,580

Total Investment Income	121,580

Expenses:
Investment advisory fees	1,007,861
Distribution fees - Class AAA	13,532
Distribution fees - Class A	206,513
Distribution fees - Class B*	29
Distribution fees - Class C	124,713
Dividend expense on securities sold short	1,044,351
Service fees for securities sold short (See Note 2)	190,392
Shareholder services fees	103,017
Registration expenses	65,709
Legal and audit fees	60,415
Accounting fees	45,000
Shareholder communications expenses	43,078
Directors’ fees	39,000
Custodian fees	13,588
Interest expense	376
Miscellaneous expenses	26,308

Total Expenses	2,983,882

Net Investment Loss	(2,862,302)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, and Foreign Currency:
Net realized loss on investments	(17,212,294)
Net realized loss on securities sold short	(2,484,529)
Net realized loss on futures contracts	(4,104,379)
Net realized gain on foreign currency transactions	882

Net realized loss on investments, securities sold short, futures contracts, and foreign currency transactions	(23,800,320)

Net change in unrealized appreciation/ depreciation:
on investments	10,536,799
on securities sold short	(1,574,134)
on futures contracts	(418,458)

Net change in unrealized appreciation/ depreciation on investments, securities sold short, and futures contracts	8,544,207

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, and Foreign Currency	(15,256,113)

Net Decrease in Net Assets Resulting from Operations	$(18,118,415)

*	Class B Shares were fully redeemed and closed on September 7, 2012.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2013	Year Ended April 30, 2012
Operations:
Net investment loss	$(2,862,302)	$(4,340,060)
Net realized loss on investments, securities sold short, futures contracts, and foreign currency transactions	(23,800,320)	(37,426,814)
Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	8,544,207	(725,830)

Net Decrease in Net Assets Resulting from Operations	(18,118,415)	(42,492,704)

Capital Stock Transactions:
Proceeds from shares sold
Class AAA	11,246,353	9,030,955
Class A	72,766,743	286,111,249
Class C	3,986,003	15,472,504
Class R	104,353	85,269

	88,103,452	310,699,977

Cost of shares redeemed
Class AAA	(11,112,038)	(4,500,742)
Class A	(99,670,268)	(227,309,065)
Class B*	(8,543)	(2,924)
Class C	(6,138,153)	(12,975,741)
Class R	(133,933)	(65,049)

	(117,062,935)	(244,853,521)

Net Increase/(Decrease) in Net Assets from Capital Stock Transactions	(28,959,483)	65,846,456

Redemption Fees	1,605	8,102

Net Increase/(Decrease) in Net Assets	(47,076,293)	23,361,854
Net Assets:
Beginning of period	121,750,348	98,388,494

End of period (including undistributed net investment income of $0 and $0, respectively)	$74,674,055	$121,750,348

*	Class B Shares were fully redeemed and closed on September 7, 2012.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Period Ended April 30	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)	Portfolio Turnover Rate
Class AAA
2013	$1.50	$(0.04)	$(0.23)	$(0.27)	—	—	$0.00	$1.23	(18.00)%	$3,924	(2.75)%		2.87%	246%
2012	1.64	(0.04)	(0.10)	(0.14)	—	—	0.00	1.50	(8.54)	5,269	(2.27)		2.33	558
2011	2.07	(0.04)	(0.39)	(0.43)	—	—	0.00	1.64	(20.77)	1,235	(2.02)		2.11	368
2010	3.13	(0.05)	(1.01)	(1.06)	—	—	0.00	2.07	(33.87)	962	(2.00)		2.06	1,239
2009(d)	3.34	(0.03)	(0.17)	(0.20)	$(0.01)	$(0.01)	0.00	3.13	(5.96)	556	(2.11	)(e)	2.22 (e)	440
Class A
2013	$1.50	$(0.04)	$(0.23)	$(0.27)	—	—	$0.00	$1.23	(18.00)%	$61,121	(2.75)%		2.87%	246%
2012	1.64	(0.04)	(0.10)	(0.14)	—	—	0.00	1.50	(8.54)	102,182	(2.27)		2.33	558
2011	2.07	(0.04)	(0.39)	(0.43)	—	—	0.00	1.64	(20.77)	82,465	(2.02)		2.11	368
2010	3.14	(0.05)	(1.02)	(1.07)	—	—	0.00	2.07	(34.08)	97,271	(2.02)		2.06	1,239
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.31	58,112	(1.45)		2.22	440
Class C
2013	$1.35	$(0.04)	$(0.21)	$(0.25)	—	—	$0.00	$1.10	(18.52)%	$9,408	(3.50)%		3.62%	246%
2012	1.49	(0.05)	(0.09)	(0.14)	—	—	0.00	1.35	(9.40)	13,986	(3.02)		3.08	558
2011	1.90	(0.05)	(0.36)	(0.41)	—	—	0.00	1.49	(21.58)	14,366	(2.77)		2.86	368
2010	2.90	(0.06)	(0.94)	(1.00)	—	—	0.00	1.90	(34.48)	16,569	(2.76)		2.81	1,239
2009	2.02	(0.06)	0.94	0.88	—	—	0.00	2.90	43.56	16,138	(2.07)		2.97	440
Class R
2013	$1.51	$(0.04)	$(0.23)	$(0.27)	—	—	$0.00	$1.24	(17.88)%	$221	(2.50)%		2.62%	246%
2012	1.65	(0.03)	(0.11)	(0.14)	—	—	0.00	1.51	(8.48)	304	(2.01)		2.08	558
2011	2.08	(0.04)	(0.39)	(0.43)	—	—	0.00	1.65	(20.67)	310	(1.77)		1.86	368
2010	3.14	(0.04)	(1.02)	(1.06)	—	—	0.00	2.08	(33.76)	296	(1.77)		1.81	1,239
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.56	148	(1.37)		1.97	440

†	Total investment returns exclude the effects of sales loads and assume reinvestment of distributions. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended April 30, 2013, 2012, 2011, 2010 and 2009 would have been 1.64%, 1.54%, 1.60%, 1.74%, and 1.57% (Class AAA), 1.64%, 1.54%, 1.60%, 1.74%, and 1.90% (Class A), 2.39%, 2.29%, 2.35%, 2.49%, and 2.62% (Class C), and 1.39%, 1.29%, 1.35%, 1.48%, and 1.66% (Class R), respectively.

(d)	For Class AAA Shares, from the commencement of offering these shares on December 8, 2008 through April 30, 2009.
(e)	Annualized.

See accompanying notes to financial statements.

Comstock Capital Value Fund

Notes to Financial Statements

1. Organization. The Comstock Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of April 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 4/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
U.S. Government Obligations	—	$72,731,014	$ 72,731,014
TOTAL INVESTMENTS IN SECURITIES – ASSETS	—	$72,731,014	$ 72,731,014
LIABILITIES (Market Value):
Securities Sold Short (a)*	$(28,085,052)	—	$(28,085,052)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(28,085,052)	—	$(28,085,052)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Market Value):
EQUITY CONTRACTS:
Index Put Options Purchased	—	$535,050	$535,050
LIABILITIES (Unrealized Depreciation):**
EQUITY CONTRACTS:
Index Futures Contracts - Short Positions (b)	$(1,341,302)	—	(1,341,302)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(1,341,302)	$ 535,050	$ (806,252)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
(b)	Represents cumulative unrealized depreciation of futures contracts as reported in the SOI. Only current day variation margin is reported within the Fund’s Statement of Assets and Liabilities.
*	All Securities Sold Short positions are common stock.
**	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the year ended April 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at April 30, 2013 or April 30, 2012.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at April 30, 2013 are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Put options purchased which were held at April 30, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of activity in index put options purchased while outstanding during the year ended April 30, 2013 had an average monthly cost amount of approximately $5,673,073.

As of April 30, 2013, the value of put options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within Investments, at value. For the year ended April 30, 2013, the effect of put options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, and Foreign Currency, within Net realized loss on investments and Net change in unrealized appreciation/depreciation on investments.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts that were held at April 30, 2013 are reflected within the Schedule of Investments.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

The Fund’s volume of activity in index futures contracts sold while outstanding during the year ended April 30, 2013 had an average notional value of approximately $44,459,656.

As of April 30, 2013, the value of futures contracts that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Liabilities, Variation margin payable. For the year ended April 30, 2013, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Futures Contracts, and Foreign Currency, within Net realized loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at April 30, 2013 are reflected within the Schedule of Investments. For the year ended April 30, 2013, the Fund incurred $190,392 in service fees related to its investment positions sold short held by the broker. The amount is included in the Statement of Operations - Expenses - Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the write-off of net operating loss and the expiration of capital loss carryforwards. These reclassifications have no impact on the NAV of the Fund. For the year ended April 30, 2013, reclassifications were made to decrease net investment loss by $3,596,520 and decrease accumulated net realized loss on investments, securities sold short, and futures contracts by $35,865,174, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended April 30, 2013 and April 30, 2012.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

As of April 30, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(143,401,630)
Net unrealized appreciation	2,613,975
Qualified late year loss deferral*	(10,629,148)

Total	$(151,416,803)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s fiscal year end may be elected as occurring on the first day of the following year. For the year ended April 30, 2013, the Fund elected to defer $10,629,148 of those losses, consisting of $652,500 of ordinary losses, $6,022,209 of post-October short term capital losses and $3,954,439 of post-October long term capital losses.

At April 30, 2013, the Fund had net capital loss carryforwards for federal income tax purposes of $143,401,630, which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Capital Loss Carryforward Available through 2014	$13,004,169
Capital Loss Carryforward Available through 2015	7,109,158
Capital Loss Carryforward Available through 2016	4,484,299
Capital Loss Carryforward Available through 2018	12,025,747
Capital Loss Carryforward Available through 2019	37,242,276
Short term Capital Loss Carryforward With No Expiration	39,284,665
Long term Capital Loss Carryforward With No Expiration	30,251,316

Total Capital Loss Carryforwards	$143,401,630

During the year ended April 30, 2013, $35,863,445 of the capital loss carryfowards expired.

At April 30, 2013, the temporary difference between book basis and tax basis net unrealized depreciation on investments was primarily due to deferral of losses from wash sales.

The following summarizes the tax cost of investments, proceeds from short sales, futures transactions, and the related net unrealized appreciation/depreciation at April 30, 2013:

	Cost (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$74,431,398	$5,555	$(1,170,889)	$(1,165,334)
Securities sold short	(30,693,531)	3,925,077	(1,316,598)	2,608,479
Futures contracts	—	—	(1,341,302)	(1,341,302)

		$3,930,632	$(3,828,789)	$101,843

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended April 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of April 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

Fund’s net assets or results of operations. Tax years ended April 30, 2010 through April 30, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors, trustees or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class R Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended April 30, 2013, other than short term securities and U.S. Government obligations, aggregated $2,549,004 and $2,346,333, respectively.

6. Transactions with Affiliates. During the year ended April 30, 2013, the Distributor retained a total of $16,754 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended April 30, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Capital Stock Transactions. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class R Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class R Shares are offered through the Distributor and selected broker/dealers to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% CDSC for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

The redemption fees retained by the Fund during the years ended April 30, 2013 and April 30, 2012 amounted to $1,605 and $8,102, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended April 30, 2013	Year Ended April 30, 2012
Class AAA
Shares sold	7,575,380	5,412,897
Shares redeemed	(7,895,473)	(2,649,718)

Net increase/decrease	(320,093)	2,763,179

Class A
Shares sold	51,649,738	154,982,627
Shares redeemed	(70,068,652)	(137,020,629)

Net increase/decrease	(18,418,914)	17,961,998

Class B*
Shares redeemed	(6,145)	(1,740)

Net decrease	(6,145)	(1,740)

Class C
Shares sold	3,116,490	9,026,907
Shares redeemed	(4,899,756)	(8,314,993)

Net increase/decrease	(1,783,266)	711,914

Class R
Shares sold	73,081	50,294
Shares redeemed	(96,085)	(36,736)

Net increase/decrease	(23,004)	13,558

*	Class B Shares were fully redeemed and closed on September 7, 2012.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

Comstock Capital Value Fund

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Comstock Capital Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Comstock Capital Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Comstock Capital Value Fund (the “Fund”), as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Comstock Capital Value Fund at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 27, 2013

Comstock Capital Value Fund

Additional Fund Information (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Company’s Statement of Additional Information includes additional information about the Company’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Comstock Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[5]

INTERESTED DIRECTORS[3] :

Charles L. Minter Director and Portfolio Manager Age: 71	Since 1987	1	Portfolio Manager, Gabelli Funds, LLC since 2000; Prior to May 2000, Director, Chairman of the Board and Chief Executive Officer of Comstock Partners, Inc.	—

Henry G. Van der Eb, CFA[4] Chairman of the Board Age: 68	Since 2000	2	Senior Vice President of GAMCO Investors, Inc. since August 2004; President and CEO of GAMCO Mathers Fund since 1999; Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc. since 1999	—
INDEPENDENT DIRECTORS[6] :

M. Bruce Adelberg Director Age: 76	Since 1995	2	Consultant, MBA Research Group	—

Anthony S. Colavita Director Age: 51	Since 2009	2	Attorney, Anthony S. Colavita, P.C.	—

Vincent D. Enright Director Age: 69	Since 2000	17	Former Senior Vice President and Chief Financial Officer of KeySpan Energy Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); and Director of The LGL Group, Inc. (diversified manufacturing)

Anthony R. Pustorino Director Age: 87	Since 2000	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)

Werner J. Roeder, MD Director Age: 72	Since 2000	22	Medical Director of Lawrence Hospital and practicing private physician	—

Comstock Capital Value Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert Executive Vice President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 2000 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1998; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carolyn Matlin Vice President Age: 56	Since 1987	Vice President, Gabelli Funds, LLC since 2000

Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Martin Weiner, CFA President and Portfolio Manager Age: 79	Since 1995	Portfolio Manager of Gabelli Funds, LLC; President and Portfolio Manager of the Comstock Capital Value Fund

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Company’s investment adviser.

[4]	Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.
[5]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons, as defined in the 1940 Act, are considered “Independent” Directors.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Charles L. Minter and Martin Weiner joined Gabelli Funds, LLC in 2000, when the management of the Comstock Funds was assumed by Gabelli Funds, LLC. Mr. Minter is currently a Director and Portfolio Manager of the Fund. Mr. Weiner is President.

Mr. Minter was one of the founders of Comstock Partners, Inc. which was formed in 1986. Prior to forming Comstock Partners, Inc., Mr. Minter worked for Merrill Lynch in Institutional Sales as a Vice President from 1976-1986. Mr. Minter received an M.B.A. degree with distinction from New York University’s Graduate School of Business and a B.S. degree from Florida State University.

Mr. Weiner has been a Portfolio Manager of The Comstock Capital Value Fund since 1999. Mr. Weiner joined Comstock Partners Inc. in 1995 as a research analyst and became its President in 1999. Mr. Weiner received his M.S. degree in Finance from Columbia Business School and a B.A. in Economics from Brooklyn College.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Comstock Capital Value Fund

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

M. Bruce Adelberg

Consultant,

MBA Research Group

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Charles L. Minter

Former Chairman and

Chief Executive Officer,

Comstock Partners, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Henry G. Van der Eb, CFA

Senior Vice President,

GAMCO Investors, Inc.

Bruce N. Alpert

Executive Vice President,

Secretary, and Acting

Chief Compliance Officer

Carolyn Matlin

Vice President

Agnes Mullady

Treasurer

Martin Weiner, CFA

President

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York Mellon

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Comstock Capital Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABCOAPR13AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,300 for 2013 and $23,500 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,300 for 2013 and $3,200 for 2012.

Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $28,025 for 2013 and $46,300 for 2012.

The fees relate to Passive Foreign Investment Company identification database subscription fees billed for annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $31,325 for 2013 and $49,500 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Comstock Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	7/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date	7/3/13

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date	7/3/13

*	Print the name and title of each signing officer under his or her signature.